WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
CONSOLIDATED EARNINGS
(in millions)	Q2		Year-to-date		Q1
	June 30,	June 29,	June 30,	June 29,	March 31,
	2009	2008	2009	2008	2009
Net sales and revenues:
Forest Products	$1,192	$1,820	$2,295	$3,491	$1,103
Real Estate	199	354	371	725	172
Total net sales and revenues	1,391	2,174	2,666	4,216	1,275

Costs and expenses:
Forest Products:
Costs of products sold	1,050	1,518	2,028	2,917	978
Alternative fuel mixture credits	(107)	-	(107)	-	-
Depreciation, depletion and amortization	125	146	247	291	122
Selling expenses	33	57	76	116	43
General and administrative expenses	83	125	179	273	96
Research and development expenses	15	18	28	35	13
Charges for restructuring and closures	46	44	128	77	82
Impairment of goodwill and other assets	20	51	38	82	18
Other operating costs (income), net	(77)	(40)	(71)	(1)	6
	1,188	1,919	2,546	3,790	1,358
Real Estate:
Costs and operating expenses	164	313	315	636	151
Depreciation and amortization	4	5	8	9	4
Selling expenses	20	37	42	73	22
General and administrative expenses	17	27	45	56	28
Other operating costs (income), net	7	(3)	7	(3)	-
Impairment of long-lived assets and other related charges	53	280	95	317	42
	265	659	512	1,088	247
Total costs and expenses	1,453	2,578	3,058	4,878	1,605

Operating loss	(62)	(404)	(392)	(662)	(330)

Forest Products:
Interest expense incurred	(107)	(126)	(215)	(258)	(108)
Less: interest capitalized	2	21	4	45	2
Interest income and other	13	16	27	29	14
Gain on Uruguay restructuring	-	101	-	101	-
Equity in income (loss) of affiliates	-	3	3	(2)	3
Real Estate:
Interest expense incurred	(7)	(14)	(14)	(26)	(7)
Less: interest capitalized	7	14	14	26	7
Interest income and other	1	(2)	2	(1)	1
Equity in income of unconsolidated entities	11	1	13	1	2
Impairment of investments and other related charges	(6)	(84)	(32)	(107)	(26)
Loss from continuing operations before income taxes	(148)	(474)	(590)	(854)	(442)
Income taxes	32	214	208	353	176
Loss from continuing operations	(116)	(260)	(382)	(501)	(266)
Discontinued operations, net of taxes (1)	-	111	-	198	-
Net loss	(116)	(149)	(382)	(303)	(266)
Less: net loss attributable to noncontrolling interests	10	53	12	59	2
Net loss attributable to Weyerhaeuser common shareholders	$(106)	$(96)	$(370)	$(244)	$(264)

Basic and diluted net earnings (loss) per share attributable to Weyerhaeuser common shareholders:
Continuing operations	$(0.50)	$(0.98)	$(1.75)	$(2.10)	$(1.25)
Discontinued operations	-	0.53	-	0.94	-
Net loss per share	$(0.50)	$(0.45)	$(1.75)	$(1.16)	$(1.25)

Dividends paid per share	$0.25	$0.60	$0.50	$1.20	$0.25

Weighted average shares outstanding (in thousands):
Basic	211,356	211,262	211,328	211,228	211,298
Diluted	211,356	211,262	211,328	211,228	211,298
Common shares outstanding at end of period (in thousands)	211,357	211,279	211,357	211,279	211,355

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION  (unaudited)
FOOTNOTES TO CONSOLIDATED EARNINGS
(in millions)

(1) Discontinued operations for 2008 include the net operating results of our Containerboard, Packaging and Recycling business and Australian operations.

Results of discontinued operations exclude certain general corporate overhead costs that have been allocated to and are included in contribution to earnings for the operating segments. Discontinued operations include an allocation of net pension and postretirement income or expense.

Summary results of discontinued operations:	Q2		Year-to-date		Q1
	Q2 2009	Q2 2008	Q2 2009	Q2 2008	Q1 2009
Net sales	$-	$1,436	$-	$2,787	$-

Net earnings from operations (after-tax)	$-	$111	$-	$198	$-
Net earnings from discontinued operations	$-	$111	$-	$198	$-

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION  (unaudited)
NET SALES AND REVENUES:
(in millions)	Q2		Year-to-date		Q1
	June 30,	June 29,	June 30,	June 29,	March 31,
	2009	2008	2009	2008	2009
Timberlands:
Logs:
West	$87	$154	$169	$269	$82
South	43	16	76	31	33
Canada	-	2	2	15	2
Total Logs	130	172	247	315	117
Pay as cut timber sales	7	7	14	12	7
Timberlands sales and exchanges (1)	40	19	44	37	4
Higher and better use land sales (1)	4	1	5	8	1
Minerals, oil and gas	14	12	28	24	14
Products from international operations (2)	10	10	17	13	7
Other products	3	3	10	12	7
	208	224	365	421	157
Wood Products:
Softwood lumber	229	403	451	764	222
Engineered solid section	62	121	117	226	55
Engineered I-Joists	43	86	76	159	33
Oriented strand board	58	110	113	215	55
Plywood	22	59	46	116	24
Hardwood lumber	56	80	107	160	51
Other products produced	39	51	82	100	43
Other products purchased for resale	85	161	144	297	59
	594	1,071	1,136	2,037	542
Cellulose Fibers:
Pulp	255	355	536	700	281
Liquid packaging board	77	74	143	141	66
Other products	17	31	34	64	17
	349	460	713	905	364
Real Estate:
Single family housing	180	346	342	683	162
Land development	18	6	27	30	9
Other	1	2	2	12	1
	199	354	371	725	172

Corporate and Other	41	126	81	243	40

Containerboard, Packaging and Recycling	-	1,375	-	2,672	-

Less: sales of discontinued operations	-	(1,436)	-	(2,787)	-

	$1,391	$2,174	$2,666	$4,216	$1,275

(1) Higher and better use timberland and other non-strategic timberland are sold through Forest Products subsidiaries.
(2) Includes logs, plywood and hardwood lumber harvested or produced by our international operations, primarily in South America.

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION
STATEMENT OF CASH FLOWS
SELECTED INFORMATION (unaudited)	Q2		Year-to-date		Q1
(in millions)	June 30,	June 29,	June 30,	June 29,	March 31,
	2009	2008	2009	2008	2009

Net cash from operations	$126	$190	$(310)	$(92)	$(436)
Cash paid for property and equipment (1)	(32)	(107)	(85)	(205)	(53)
Cash paid for timberlands reforestation (1)	(7)	(11)	(22)	(27)	(15)
Revolving credit facilities, notes and commercial paper borrowings, net	-	257	-	830	-
Payments on debt	(18)	(103)	(19)	(107)	(1)
Proceeds from the sale of assets and operations	29	70	37	99	8
Cash paid for dividends	(53)	(126)	(106)	(253)	(53)
Loan to pension trust	-	-	(85)	-	(85)
Repurchases of common stock	-	-	(2)	-	(2)

(1) Capital spending is for Forest Products only and excludes Real Estate.

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION  (unaudited)
NET CONTRIBUTION TO PRE-TAX EARNINGS:
(in millions)	Q2		Year-to-date		Q1
	June 30,	June 29,	June 30,	June 29,	March 31,
	2009	2008	2009	2008	2009
Timberlands	$66	$103	$106	$215	$40
Wood Products	(162)	(164)	(428)	(441)	(266)
Cellulose Fibers	100	42	131	98	31
Real Estate	(50)	(337)	(146)	(411)	(96)
Corporate and Other	13	111	(30)	70	(43)
Containerboard, Packaging and Recycling	-	105	-	194	-
	$(33)	$(140)	$(367)	$(275)	$(334)

FOOTNOTES TO NET CONTRIBUTION TO PRE-TAX EARNINGS
(includes costs incurred within the company's discontinued operations)
(in millions)

Timberlands includes:			Year-to-date
	Q2 2009	Q2 2008	Q2 2009	Q2 2008	Q1 2009
Closures and restructuring charges	$(5)	$-	$(5)	$-	$-

Wood Products includes:			Year-to-date
	Q2 2009	Q2 2008	Q2 2009	Q2 2008	Q1 2009
Closures and restructuring charges	$-	$(9)	$(63)	$(41)	$(63)
Goodwill impairments	-	-	(3)	(3)	(3)
Other asset impairments	(16)	(25)	(21)	(46)	(5)
Reserve for litigation	-	-	(19)	(18)	(19)
Gain on sale of property	1	-	1	-	-
	$(15)	$(34)	$(105)	$(108)	$(90)

Cellulose Fibers includes:			Year-to-date
	Q2 2009	Q2 2008	Q2 2009	Q2 2008	Q1 2009
Closures and restructuring charges	$-	$(1)	$(1)	$(1)	$(1)
Alternative fuel mixture credits	107	-	107	-	-
	$107	$(1)	$106	$(1)	$(1)

Real Estate includes:			Year-to-date
	Q2 2009	Q2 2008	Q2 2009	Q2 2008	Q1 2009
Closures and restructuring charges	$(2)	$-	$(6)	$-	$(4)
Impairment of assets and other related charges - attributable to Weyerhaeuser shareholders	(50)	(311)	(116)	(366)	(66)
Impairment of assets and other related charges- attributable to noncontrolling interest	(9)	(53)	(11)	(58)	(2)
Sale of partnership interest	9	-	9	-	-
Net gain (loss) on land and lot sales	7	-	13	(2)	6
	$(45)	$(364)	$(111)	$(426)	$(66)

Corporate and Other includes:			Year-to-date
	Q2 2009	Q2 2008	Q2 2009	Q2 2008	Q1 2009
Closures and restructuring charges	$(41)	$(35)	$(59)	$(35)	$(18)
Other asset impairments	(4)	(23)	(14)	(28)	(10)
Litigation and insurance settlements	20	-	20	-	-
Environmental reserve adjustment	-	-	-	(17)	-
Gain on Uruguay restructure	-	101	-	101	-
Gain on sale of closed facilities	18	-	18	-	-
Share-based compensation	(2)	(2)	(5)	(17)	(3)
Net foreign exchange gains (losses)	21	4	16	(7)	(5)
Pension and postretirement credits (1)	37	23	61	55	24
	$49	$68	$37	$52	$(12)
(1) Excludes pension and postretirement charges included in restructuring and closures

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION  (unaudited)
THIRD PARTY SALES VOLUMES:
(in millions)	Q2		Year-to-date		Q1
	June 30,	June 29,	June 30,	June 29,	March 31,
	2009	2008	2009	2008	2009
Timberlands (thousands):
Logs - cubic meters:
West	1,283	1,954	2,373	3,431	1,090
South	1,062	421	1,831	814	769
Canada	3	76	67	415	64
International	73	98	150	128	77

Wood Products (millions):
Softwood lumber - board feet	896	1,252	1,786	2,509	890
Engineered solid section - cubic feet	4	6	7	12	3
Engineered I-Joists - lineal feet	36	70	62	126	26
Oriented strand board - square feet (3/8")	374	637	721	1,308	347
Plywood - square feet (3/8")	71	160	138	314	67
Hardwood lumber - board feet	69	88	127	175	58

Cellulose Fibers (thousands):
Pulp - air-dry metric tons	395	447	804	889	409
Liquid packaging board - tons	77	78	141	149	64

Real Estate:
Single-family homes sold	790	748	1,245	1,674	455
Single-family homes closed	464	869	893	1,713	429
Single-family homes sold but not closed at end of period	910	1,185	910	1,185	607

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION  (unaudited)
TOTAL PRODUCTION VOLUMES:
(in millions)	Q2		Year-to-date		Q1
	June 30,	June 29,	June 30,	June 29,	March 31,
	2009	2008	2009	2008	2009
Timberlands (thousands):
Fee depletion - cubic meters:
West	1,910	2,921	3,588	5,599	1,678
South	2,495	3,239	4,875	6,484	2,380

Wood Products (millions):
Softwood lumber - board feet	792	1,180	1,653	2,367	861
Engineered solid section - cubic feet	3	6	5	12	2
Engineered I-Joists - lineal feet	24	61	44	119	20
Oriented strand board - square feet (3/8")	369	670	704	1,367	335
Plywood - square feet (3/8")	37	95	65	169	28
Hardwood lumber - board feet	48	67	103	138	55

Cellulose Fibers (thousands):
Pulp - air-dry metric tons	368	417	783	872	415
Liquid packaging board - tons	77	77	142	141	65

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in millions)

	June 30,	March 31,	Dec. 31,
Assets	2009	2009	2008

Forest Products
Current assets:
Cash and cash equivalents	$1,745	$1,653	$2,288
Short-term investments	60	92	138
Receivables, less allowances	402	384	429
Receivables for taxes	336	273	73
Receivable from pension trust	285	285	200
Inventories	530	664	702
Prepaid expenses	92	98	101
Deferred tax assets	151	150	159
Total current assets	3,601	3,599	4,090
Property and equipment, net	3,747	3,783	3,869
Construction in progress	108	95	104
Timber and timberlands at cost, less depletion charged to disposals	4,173	4,201	4,205
Investments in and advances to equity affiliates	200	205	202
Goodwill	40	40	43
Deferred pension and other assets	600	564	651
Restricted assets held by special purpose entities	916	914	916
	13,385	13,401	14,080
Real Estate
Cash and cash equivalents	1	3	6
Receivables, less allowances	46	51	74
Real estate in process of development and for sale	631	695	751
Land being processed for development	1,146	1,156	1,121
Investments in unconsolidated entities	16	21	30
Deferred tax assets	419	439	438
Other assets	180	183	195
Consolidated assets not owned	18	32	56
	2,457	2,580	2,671
Total assets	$15,842	$15,981	$16,751

Liabilities

Forest Products
Current liabilities:
Notes payable and commercial paper	$1	$1	$1
Current maturities of long-term debt	388	406	407
Accounts payable	314	285	381
Accrued liabilities	816	781	985
Total current liabilities	1,519	1,473	1,774
Long-term debt	5,153	5,153	5,153
Deferred income taxes	1,677	1,723	1,805
Deferred pension, other postretirement benefits and other liabilities	1,699	1,667	1,566
Liabilities (nonrecourse to Weyerhaeuser) held by special purpose entities	766	763	764
	10,814	10,779	11,062
Real Estate
Long-term debt	456	456	456
Other liabilities	294	317	353
Consolidated liabilities not owned	1	35	33
	751	808	842

Total liabilities	11,565	11,587	11,904

Equity

Equity	4,277	4,394	4,847
Total liabilities and equity	$15,842	$15,981	$16,751